SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)       December  13, 1999
                                                --------------------------------


                          PEDIATRIX MEDICAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                     Florida
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                 (State or other jurisdiction of incorporation)

           0-26762                                   65-0271219

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   (Commission File Number)               (IRS Employer Identification No.)

                              1455 North Park Drive
                              Ft. Lauderdale, Florida                 33326
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                     (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code      (954) 384-0175
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          (Former name or former address, if changed since last report)


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Item 4.         Changes in Registrant's Certifying Accountant
                ---------------------------------------------

                The accounting firm of PricewaterhouseCoopers LLP ("PWC") (formerly Coopers & Lybrand L.L.P) was previously engaged as the principal independent accountants of Pediatrix Medical Group, Inc. (the "Company") during fiscal years 1996 and 1997 and throughout fiscal year 1998. As a result of an accounting and auditing enforcement administrative proceeding in which the Securities and Exchange Commission (the "SEC") determined that PWC had violated the auditor independence rules, the Company also engaged KPMG LLP ("KPMG") in January 1999 to audit the Company's 1998 financial statements. On March 29, 1999, the Company's Audit Committee dismissed PWC, and KPMG became the Company's principal independent accountants.

                On December 13, 1999, the Company dismissed the accounting firm of KPMG as the Company's principal accountant and retained the service of PWC as their principal accountant. The decision to change accountants was approved by the Company's Audit Committee.

                KPMG's report on the financial statements of the Company for fiscal year 1998 (the only year for which KPMG has issued a report on the financial statements of the Company) did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                During the Company's most recent fiscal year and for the interim periods through December 13, 1999, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its audit report. However, during the process of conducting the audit of the Company's 1998 financial statements, KPMG questioned the historical accounting of capitalizing certain acquisition-related bonus costs. The Company discussed the historical accounting with KPMG and PWC and sought clarification from the SEC regarding this accounting matter. The SEC did not require the Company to restate any financial statements provided that the Company agreed to prospectively adopt an accounting policy to expense all such bonuses for transactions occurring on or after January 1, 1999, which policy was adopted by the Company effective January 1, 1999.

                Also during the audit of the Company's 1998 financial statements, KPMG noted, in a report dated March 22, 1999, certain reportable conditions in the Company's internal control procedures regarding residual debit balances and overpayments due to patients and payors. These conditions were reported to and discussed with the Company's Audit Committee. As a result of these conditions, KPMG expanded the scope of its audit to ensure that the information contained in the Company's financial statements were fairly stated in accordance with generally accepted accounting principles. KPMG issued an unqualified opinion on the Company's 1998 financial statements. Subsequent to the completion of the 1998 audit, the Company has strengthened its controls over these areas through process change and the dedication of appropriate personnel. Through these changes the Company has enhanced its ability to identify and resolve these items in a timely manner. Pediatrix has authorized KPMG to respond fully to any inquiries by PWC regarding these items.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information
         -------------------------------

         Not applicable.

(c)      Exhibits
         --------

         It is not possible at this time to file the acknowledgement letter from KPMG LLP to the Securities and Exchange Commission regarding the statements made by the Company in Item 4, Changes in the Registrant's Certifying Accountant, as required by Regulation S-K. The Company will amend this Report to include such letter as soon as practicable, but no later than ten business days from the date hereof.


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

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEDIATRIX MEDICAL GROUP, INC.

Dated:  December 20, 1999          By: /s/ Karl Wagner
                                      ------------------------------------------
                                           Karl Wagner, Vice President and Chief
                                           Financial Officer



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